UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-CSR
   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




                                   811-10625

                      (Investment Company Act File Number)


                         Federated Core Trust II, L.P.
        _______________________________________________________________

               (Exact Name of Registrant as Specified in Charter)



                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000
                    (Address of Principal Executive Offices)


                                 (412) 288-1900
                        (Registrant's Telephone Number)


                           John W. McGonigle, Esquire
                           Federated Investors Tower
                              1001 Liberty Avenue
                      Pittsburgh, Pennsylvania 15222-3779
                    (Name and Address of Agent for Service)
               (Notices should be sent to the Agent for Service)






                       Date of Fiscal Year End:  11/30/07


             Date of Reporting Period:  Fiscal year ended 11/30/07







ITEM 1.     REPORTS TO STOCKHOLDERS


EMERGING MARKETS FIXED INCOME CORE FUND

A PORTFOLIO OF FEDERATED CORE TRUST II, L.P.

ANNUAL SHAREHOLDER REPORT
November 30, 2007

FINANCIAL HIGHLIGHTS


SHAREHOLDER EXPENSE EXAMPLE


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


PORTFOLIO OF INVESTMENTS SUMMARY TABLE


PORTFOLIO OF INVESTMENTS


STATEMENT OF ASSETS AND LIABILITIES


STATEMENT OF OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS


NOTES TO FINANCIAL STATEMENTS


REPORT OF INDEPENDENT AUDITORS


BOARD OF DIRECTORS AND TRUST OFFICERS


EVALUATION AND APPROVAL OF ADVISORY CONTRACT


VOTING PROXIES ON FUND PORTFOLIO SECURITIES


QUARTERLY PORTFOLIO SCHEDULE

FINANCIAL HIGHLIGHTS


(For a Share Outstanding Throughout Each Period)

YEAR ENDED NOVEMBER 30                                  2007             2006             2005             2004             2003
NET ASSET VALUE, BEGINNING OF PERIOD                  $20.69           $18.08           $15.91           $14.39           $10.98
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                   1.47 1           1.34 1           1.29 1           0.91             0.85
Net realized and unrealized gain (loss) on             (0.09 )           1.27             0.88             0.61             2.56
investments, options, futures contracts, swap
contracts and foreign currency transactions
 TOTAL FROM INVESTMENT OPERATIONS                       1.38             2.61             2.17             1.52             3.41
NET ASSET VALUE, END OF PERIOD                        $22.07           $20.69           $18.08           $15.91           $14.39
TOTAL RETURN2                                           6.67 %          14.44 %          13.64 %          10.56 %          31.06 %

RATIOS TO AVERAGE NET ASSETS:
Net expenses                                            0.05 %           0.05 %           0.05 %           0.05 %           0.05 %
Net investment income                                   6.82 %           6.94 %           7.54 %           7.80 %           8.85 %
Expense waiver/reimbursement3                           0.10 %           0.09 %           0.08 %           0.21 %           0.23 %
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)             $417,205         $422,057         $350,521         $146,778         $131,056
Portfolio turnover                                        65 %             75 %             23 %             54 %             97 %

1 Per share numbers have been calculated using the average shares method.
2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements

SHAREHOLDER EXPENSE EXAMPLE


As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2007 to November 30, 2007.

ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                            BEGINNING            ENDING      EXPENSES PAID
                                                        ACCOUNT VALUE     ACCOUNT VALUE     DURING PERIOD1
                                                             6/1/2007        11/30/2007
ACTUAL                                                         $1,000         $1,001.80              $0.25
HYPOTHETICAL (ASSUMING A 5% RETURN BEFORE EXPENSES)            $1,000         $1,024.82              $0.25

   1 Expenses are equal to the Fund's annualized net expense ratio of 0.05%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The Emerging Markets Fixed Income Core Fund's1 total return, based on net asset value, for the 12-month reporting period was 6.67%. The total return of the Lehman Emerging Market Index2 ("LEMI"), a broad-based securities market index was 5.42% during the 12-month reporting period. The fund's total return for the most recently completed fiscal year reflected actual cash flows, transactions costs and other expenses which were not reflected in the total return of the LEMI.

During the 12-month reporting period, the most significant factors affecting the fund's performance relative to the LEMI were (1) the credit quality of the portfolio securities (which indicates the risk that securities will default);
(2) the duration3 of its portfolio (which indicates the portfolio's price sensitivity to interest rates); and (3) the allocation of securities to corporate credits versus sovereign credits.


MARKET OVERVIEW
Emerging debt markets had positive performance during the fiscal year despite a number of diverging global macroeconomic factors such as positive global growth, strong commodity prices, higher global inflation, and ongoing debate on the U.S. economic outlook and deterioration of the housing market.

Since the spring of 2007 the global markets grew increasingly concerned about the scope and depth of the sub-prime mortgage market implosion and potential impact to the U.S. and global economy. The consistent deterioration of the housing market, in general, and the sub-prime sector, in particular, has severely affected the viability and liquidity of all structured products in this asset class. The lack of transparency in the sector and potential negative impact to the U.S. and global financial system translated into increased volatility and risk aversion in both equity and fixed income markets. In late-summer the sub-prime market fallout evolved into severe stresses in the U.S. money markets due to lack of short-term liquidity in the global financial system; this, in turn, forced the Federal Reserve and other G-7 Central Banks to aggressively inject liquidity into the system. The aggressive monetary policy response by the Fed resulted in renewed risk-taking and carry-trade strategies in U.S. and global equity markets from mid-August until end of October. The month of November was another wake-up call on the fragility of the sub-prime market and impact to the financial system with significant asset write-offs reported by some of the larger U.S. banks.

While economic data in the U.S. had been mixed, the global economy continued to perform well, particularly the BRIC economies (Brazil, Russia, India and China) which are both key suppliers and buyers of commodities. On top of well supported technicals for emerging markets as an asset class due to significantly reduced U.S. Dollar financing needs and solid strategic inflows into the asset class, emerging economies have focused on reducing their vulnerability to external shocks via fast international reserve accumulation and liability management. For most of the fiscal year emerging debt markets followed the performance of global equity markets, and the increased demand for carry-trades strongly benefited both local debt markets and currencies.

Emerging markets traded in a relatively narrow range between 140 basis points
(bps) and 280 bps ending the reporting period inside 270 bps, significantly outperforming other spread products.


CREDIT QUALITY
Early in the reporting period, fund management allocated, as compared to the LEMI, more of its portfolio to high-beta countries such as Argentina and Ecuador, and local debt markets in Mexico and Brazil as global markets remained fairly insulated from the U.S. mortgage market turmoil.4 Fund management became more concerned about potential contagion from U.S. markets to the global financial system, spread products in particular, and shifted the fund into higher quality sovereign credits. For the remainder of the fiscal year, the fund maintained a defensive profile as compared to LEMI with neutral exposure to high-beta countries Argentina and Ecuador, underweight exposure to Venezuela, and hedged local debt markets exposure.

After strong performance starting in mid-summer, emerging debt markets suffered a decent correction in the month of November as a result of renewed risk aversion to global spread products and global equity markets. The fund was well positioned for the increased market volatility and recovered the positive performance differential versus the LEMI that it had achieved early in the fiscal year.


DURATION
During most of the reporting period, fund management allocated a larger percentage of the sovereign bonds from each country owned by the fund to securities with shorter duration than the equivalent sub-indices in LEMI. With the anticipation of a larger adjustment to global spreads and increased volatility, the fund was positioned to be relatively insulated from large bond price movements.

This strategy was implemented in various stages during the year, to adjust for periods of greater or reduced market uncertainty regarding the U.S. and global economic outlooks and expectations for monetary policy actions which have an immediate impact on emerging markets.

LOCAL MARKETS
During the reporting period, fund management increased the percentage of the portfolio allocated to local currency denominated emerging market bonds, a type of investment not represented in the LEMI. With good prospects for economic growth and declining inflation rates in countries such as Mexico and Brazil, local market securities benefited from declining nominal and real interest rates and appreciation of the currency. The fund's investments in local market securities were positive contributors to fund performance during the reporting period.


CORPORATE CREDITS
Corporate credits are a core component of the fund's portfolio and a type of investment represented in the LEMI. The corporate portfolio is represented by companies with a strong position in each of its markets, in some cases on a global basis. One particular factor that contributed positively to fund performance was the fund's allocation to corporate issuers within the commodities sector (and, in particular, the oil & gas sub-sectors). Overall, the corporate credits owned by the fund performed better than the sovereign credits in its portfolio.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.federatedinvestors.com or call 1-800-341-7400.

1. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries.
2. The LEMI tracks total returns for U.S.: Dollar-denominated debt instruments issued by sovereign and corporate credits in emerging economies from the following regions: Americas, Europe, Middle East and Asia. Countries covered include among others: Argentina, Brazil, Bulgaria, Ecuador, Mexico, Panama, Peru, the Philippines, Russia and Venezuela. The LEMI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.
3. Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management's Discussion of Fund Performance, duration is determined using a third-party analytical system.
4. International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in Emerging Markets Fixed Income Core Fund (the "Fund") from January 14, 2002 (start of performance) to November 30, 2007, compared to the Lehman Emerging Market Index
(LEMI)2.

 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 11/30/2007
 1 Year                                                         6.67%
 5 Year                                                        14.98%
 Start of Performance (1/14/2002)                              14.41%






PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE AND AFTER-TAX RETURNS, CALL 1-800-341-7400. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LEMI has been adjusted to reflect reinvestment of dividends on securities in the index.
2 The LEMI tracks total returns for external-currency-denominated debt instruments of the emerging markets. The LEMI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

PORTFOLIO OF INVESTMENTS SUMMARY TABLE


At November 30, 2007, the Fund's issuer country and currency exposure composition1 were as follows:

COUNTRY                              COUNTRY EXPOSURE AS A PERCENTAGE OF  CURRENCY EXPOSURE AS A PERCENTAGE OF
                                     TOTAL NET ASSETS2                    TOTAL NET ASSETS2
Mexico                                          18.5%                                  2.1%
Brazil                                          17.7%                                 0.0%3
Russia                                          13.9%                                   ---
Turkey                                           7.8%                                 0.0%3
Philippines                                      7.7%                                   ---
Venezuela                                        5.6%                                   ---
Colombia                                         3.3%                                 0.0%3
Argentina                                        2.5%                                   ---
Peru                                             1.9%                                   ---
Indonesia                                        1.8%                                   ---
Kazakhstan                                       1.6%                                   ---
Uruguay                                          1.6%                                   ---
Ecuador                                          1.2%                                   ---
India                                            1.2%                                   ---
El Salvador                                      0.9%                                   ---
Guatemala                                        0.5%                                   ---
Ukrainian SSR                                    0.2%                                   ---
United States                                   0.0%3                                 84.9%
Euro                                              ---                                  0.9%
Derivative Contracts                            0.0%3                                 0.0%3
Cash Equivalents4                               11.0%                                 11.0%
Other Assets and Liabilities - Net5              1.1%                                  1.1%
 TOTAL                                         100.0%                                100.0%

1 This table depicts the Fund's exposure to various countries and currencies through its investment in foreign fixed-income securities. With respect to foreign corporate fixed-income securities, country allocations are based primarily on the country in which the issuing company (the "Issuer") has registered the security. However, the Fund's adviser may allocate the Issuer to a country based on other factors such as the location of the Issuer's office, the jurisdiction of the Issuer's incorporation, the location of the principal trading market for the Issuer's securities or the country from which a majority of the Issuer's revenue is derived. This table does not give effect to the impact of derivative contract instruments owned by the Fund.

2 The fixed income securities of some Issuers may not be denominated in the currency of the country to which the Issuer has been allocated. Therefore, the two columns above, "Country Exposure as a Percentage of Total Net Assets," and "Currency Exposure as a Percentage of Total Net Assets" may not be equal.

3    Represents less than 0.1%.

4 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements. This does not include cash held in the Fund that is denominated in foreign currencies. See the Statement of Assets and Liabilities for information regarding the Fund's foreign cash position.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS


November 30, 2007

    SHARES OR                                                                                                VALUE IN U.S. DOLLARS
    PRINCIPAL
    AMOUNT
                      COMMON STOCKS-0.6%
                      TELECOMMUNICATIONS & CELLULAR-0.6%
            8,000   1 Satelites Mexicanos SA de CV, Class INS (IDENTIFIED COST $4,960,000)                 $             2,320,000
                      CORPORATE BONDS-27.7%
                      AEROSPACE & DEFENSE-0.9%
  $     4,000,000     Embraer Overseas Ltd., Sr. Unsecd. Note, 6.375%, 1/24/2017                                         3,890,000
                      BANKING-4.4%
        4,100,000 2,3 Banco Credito del Peru, Sub. Note, Series 144A, 6.95%, 11/7/2021                                   4,276,318
        4,700,000 2,3 ICICI Bank Ltd., Note, Series 144A, 6.625%, 10/3/2012                                              4,849,845
        1,200,000 2,3 Kazkommerts International BV, Company Guarantee, Series 144A, 8.00%, 11/3/2015                       978,000
        2,500,000 2,3 Turanalem Finance BV, Bank Guarantee, Series 144A, 8.50%, 2/10/2015                                2,078,125
        3,000,000 2,3 Turanalem Finance BV, Series 144A, 7.75%, 4/25/2013                                                2,471,250
        3,500,000 2,3 VTB Capital SA, Bond, Series 144A, 6.25%, 6/30/2035                                                3,446,975
                       TOTAL                                                                                            18,100,513
                      BROADCAST RADIO & TV-1.2%
        3,800,000     Grupo Televisa SA, Sr. Note, 8.50%, 3/11/2032                                                      4,748,290
                      CABLE & WIRELESS TELEVISION-0.9%
        3,873,358     Satelites Mexicanos SA, Sr. Note, 10.125%, 11/30/2013                                              3,786,207
                      CHEMICALS & PLASTICS-0.4%
        1,250,000     Braskem SA, Series REGS, 11.75%, 1/22/2014                                                         1,512,500
                      CONTAINER & GLASS PRODUCTS-1.8%
        5,400,000     Vitro SA, Note, 11.75%, 11/1/2013                                                                  5,616,000
        2,000,000     Vitro SA, Series 144A, 9.125%, 2/1/2017                                                            1,875,000
                       TOTAL                                                                                             7,491,000
                      FOOD PRODUCTS-0.5%
        2,000,000 2,3 JBS SA, Company Guarantee, Series 144A, 10.50%, 8/4/2016                                           2,037,500
                      HOTELS, MOTELS, INNS & CASINOS-0.6%
        2,500,000 2,3 Grupo Posadas SA de CV, Sr. Note, Series 144A, 8.75%, 10/4/2011                                    2,575,000
                      METALS & MINING-1.8%
        3,350,000 2,3 Adaro Finance BV, Company Guarantee, Series 144A, 8.50%, 12/8/2010                                 3,668,250
        3,850,000     Vale Overseas Ltd., 6.875%, 11/21/2036                                                             3,998,803
                       TOTAL                                                                                             7,667,053
                      OIL & GAS-8.0%
       10,850,000 2,3 Gazprom, Note, Series 144A, 8.625%, 4/28/2034                                                     13,627,600
        4,960,000 2,3 Gazprom, Note, Series 144A, 9.625%, 3/1/2013                                                       5,703,752
        2,750,000 2,3 Gazprom, Series 144A, 5.03%, 2/25/2014                                                             3,695,834
        7,180,000 2,3 Petrozuata Finance, Inc., Company Guarantee, Series 144A, 8.22%, 4/1/2017                          7,359,500
        1,420,000 2,3 Tengizchevroil LLP, Series 144A, 6.124%, 11/15/2014                                                1,336,575
        2,000,000 2,3 Transportadora de Gas de Sur SA, Series 144A, 7.875%, 5/14/2017                                    1,685,000
                       TOTAL                                                                                            33,408,261
                      SOVEREIGN-0.8%
        3,050,000     United Mexican States, Series A, MTN, 6.75%, 9/27/2034                                             3,411,425
                      STATE/PROVINCIAL-0.2%
    2,000,000,000 2,3 Bogota Distrito Capital, Sr. Note, Series 144A, 9.75%, 7/26/2028                                     931,882
                      STEEL-1.6%
        2,700,000 2,3 CSN Islands IX Corp., Sr. Note, Series 144A, 10.50%, 1/15/2015                                     3,145,500
        3,200,000 2,3 CSN Islands VIII Corp., Company Guarantee, Series 144A, 9.75%, 12/16/2013                          3,616,000
                       TOTAL                                                                                             6,761,500
                      TELECOMMUNICATIONS & CELLULAR-3.4%
        9,500,000     America Movil SAB de CV, Bond, 9.00%, 1/15/2016                                                      889,380
          791,000     Axtel SA, 11.00%, 12/15/2013                                                                         864,168
        3,000,000 2,3 Mobile Telesystems, Series 144A, 8.375%, 10/14/2010                                                3,083,100
        5,400,000     Philippine Long Distance Telephone Co., Sr. Unsub., 11.375%, 5/15/2012                             6,385,500
        3,000,000     Telefonos de Mexico, Note, Series WI, 5.50%, 1/27/2015                                             2,949,150
                       TOTAL                                                                                            14,171,298
                      UTILITIES-1.2%
        1,500,000 2,3 ISA Capital DO Brasil SA, Series 144A, 8.80%, 1/30/2017                                            1,548,750
        3,200,000 2,3 National Power Corp., Foreign Gov't. Guarantee, Series 144A, 9.265%, 8/23/2011                     3,464,000
                       TOTAL                                                                                             5,012,750
                       TOTAL CORPORATE BONDS (IDENTIFIED COST $112,734,097)                                            115,505,179
                      FLOATING RATE LOANS-1.3%5
        2,100,000   4 Carolbrl, 4.051%, 12/31/2007                                                                       2,084,250
        3,500,000   4 National Factoring Co., 6.698%, 12/28/2007                                                         3,473,750
                       TOTAL FLOATING RATE LOANS (IDENTIFIED COST $5,584,443)                                            5,558,000
                      GOVERNMENTS/AGENCIES-58.4%
                      SOVEREIGN-58.4%
        2,000,000   6 Argentina, Government of, Note, 1.32%, 12/15/2035                                                    255,500
        8,881,327     Argentina, Government of, Note, 8.28%, 12/31/2033                                                  8,526,073
           16,096     Brazil Nota Do Tesouro Nacional, Note, 6.00%, 5/15/2015                                           13,881,527
        4,415,000     Brazil, Government of, 6.00%, 1/17/2017                                                            4,547,450
        7,510,000     Brazil, Government of, Bond, 8.25%, 1/20/2034                                                      9,575,250
        6,500,000     Brazil, Government of, Note, 8.00%, 1/15/2018                                                      7,322,250
    6,800,000,000     Colombia, Government of, 9.85%, 6/28/2027                                                          3,345,267
        8,600,000     Colombia, Government of, Note, 7.375%, 1/27/2017                                                   9,434,200
        3,250,000     El Salvador, Government of, Bond, 8.25%, 4/10/2032                                                 3,948,750
        1,750,000 2,3 Guatemala, Government of, Note, Series 144A, 9.25%, 8/1/2013                                       2,021,250
        3,200,000 2,3 Indonesia, Government of, Series 144A, 8.50%, 10/12/2035                                           3,768,000
           30,534   6 Letra Tesouro Nacional, 11.07% - 11.13%, 1/1/2008                                                 16,890,103
       84,299,900     Mexico, Government of, Bond, 8.00%, 12/19/2013                                                     7,757,987
       10,700,000     Mexico, Government of, Note, 4.625%, 10/8/2008                                                    10,671,913
        3,495,000     Peru, Government of, 6.55%, 3/14/2037                                                              3,643,538
        7,380,000     Philippines, Government of, 9.00%, 2/15/2013                                                       8,431,650
        4,600,000     Philippines, Government of, 9.375%, 1/18/2017                                                      5,646,500
        3,250,000     Philippines, Government of, 9.875%, 1/15/2019                                                      4,220,938
        3,000,000     Philippines, Government of, Bond, 9.50%, 10/21/2024                                                3,915,000
        5,050,000     Republic of Ecuador, 10.00%, 8/15/2030                                                             4,848,000
        2,198,000     Republica Oriental del Uruguay, 7.625%, 3/21/2036                                                  2,428,790
       22,027,500 2,3 Russia, Government of, Unsub., Series 144A, 7.50%, 3/31/2030                                      25,041,963
        7,510,000     Turkey, Government of, 10.00%, 2/15/2012                                                           6,923,033
        4,300,000     Turkey, Government of, 6.75%, 4/3/2018                                                             4,439,750
        8,320,000     Turkey, Government of, 6.875%, 3/17/2036                                                           8,174,400
        6,650,000     Turkey, Government of, 7.00%, 9/26/2016                                                            6,982,500
        5,650,000     Turkey, Government of, Note, 7.375%, 2/5/2025                                                      6,038,438
          600,000     Ukraine, Government of, Bond, 7.65%, 6/11/2013                                                       635,100
       29,500,000     United Mexican States, Note, 5.625%, 1/15/2017                                                    30,001,500
        3,600,000     Uruguay, Government of, Note, 8.00%, 11/18/2022                                                    4,068,000
        6,150,000     Venezuela, Government of, Bond, 9.25%, 9/15/2027                                                   6,119,250
       11,750,000     Venezuela, Government of, Note, 7.65%, 4/21/2025                                                   9,980,450
                       TOTAL GOVERNMENTS/AGENCIES (IDENTIFIED COST $235,198,233)                                       243,484,320
                      PURCHASED PUT OPTION-0.0%
       28,400,000   1 BONY ZAR PUT USD CALL, Strike Price $7.965, Expiration Date 12/27/2007                                 5,680
                      (IDENTIFIED COST $127,800)
                      MUTUAL FUND-10.9%
       45,699,584 7,8 Prime Value Obligations Fund, Institutional Shares, 4.87% (AT NET ASSET VALUE)                    45,699,584
                       TOTAL INVESTMENTS - 98.9%                                                                       412,572,763
                       (IDENTIFIED COST $404,304,157)9
                       OTHER ASSETS AND LIABILITIES - NET - 1.1%                                                         4,632,299
                       TOTAL NET ASSETS - 100%                                                             $           417,205,062

At November 30, 2007, the Fund had outstanding foreign exchange contracts as follows:

SETTLEMENT DATE                   FOREIGN CURRENCY             IN EXCHANGE FOR  UNREALIZED APPRECIATION/
                                          UNITS TO                                        (DEPRECIATION)
                                   DELIVER/RECEIVE
CONTRACTS PURCHASED:
           12/4/2007     28,760,023 Brazilian Real                 $16,034,356                    $8,497
           12/4/2007     28,760,023 Brazilian Real                 $16,056,198                 $(13,345)
          12/13/2007       43,458,000 Mexican Peso                  $3,976,393                    $4,601
          12/14/2007      10,227,991 Euro Currency  1,636,182,000 Japanese Yen                  $217,009
          12/14/2007    1,636,182,000 Japanese Yen             10,075,012 Euro                    $6,865
          12/14/2007      562,285,200 Japanese Yen              3,400,000 Euro                   $93,600

CONTRACTS SOLD:
           12/4/2007     57,520,045 Brazilian Real                 $32,790,649                  $713,947
          12/13/2007       43,458,000 Mexican Peso                  $4,000,000                   $19,006
          12/14/2007      562,285,200 Japanese Yen              3,393,434 Euro                $(103,209)
          12/18/2007     4,027,646 Turkey New Lira                  $3,265,217                $(119,416)
          12/18/2007     4,228,624 Turkey New Lira                  $3,442,384                $(111,142)
          12/21/2007  8,265,000,000 Colombian Peso                  $4,073,435                   $60,957
            1/3/2008     57,520,045 Brazilian Real                 $31,992,727                 $(11,864)
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS                                       $765,506

At November 30, 2007, the Fund had the following open swap contracts:

CREDIT DEFAULT                         REFERENCE           BUY/SELL  PAY/RECEIVE  EXPIRATION     NOTIONAL  UNREALIZED APPRECIATION/
SWAP COUNTERPARTY                      ENTITY                        FIXED RATE         DATE       AMOUNT            (DEPRECIATION)
Lehman Brothers Special Financing,     Government of       Buy             0.98%  10/20/2012  $13,850,000                 $(23,086)
Inc.                                   Brazil
Barclays Bank PLC                      Government of       Buy             0.99%  10/20/2012   $6,925,000                 $(14,579)
                                       Brazil
J.P. Morgan Chase Bank                 Republic of         Buy             0.30%  11/20/2011   $3,500,000                   $20,501
                                       Hungary
NET TOTAL UNREALIZED DEPRECIATION ON SWAP CONTRACTS                                                                       $(17,164)

1    Non-income producing security.

2 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2007, these restricted securities amounted to $106,409,969, which represented 25.5% of total net assets.

3 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At November 30, 2007, these liquid restricted securities amounted to $106,409,969, which represented 25.5% of total net assets.

4    Floating rate note with current rate and next reset date shown.

5 The rate shown represents a weighted average coupon rate on settled positions at year end. Remaining maturities of floating rate loans may be less than stated maturities shown as result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus premium.

6    Zero coupon bond, reflects effective rate at time of purchase.

7    Affiliated company.

8    7- Day net yield.

9    The cost of investments for federal tax purposes amounts to $404,454,369.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2007.

The following acronyms are used throughout this portfolio:

 INS -Insured
 MTN -Medium Term Note
See Notes which are an integral part of the Financial Statements

STATEMENT OF ASSETS AND LIABILITIES


November 30, 2007

ASSETS:
Total investments in securities, at value including $45,699,584 of investments in an                               $ 412,572,763
affiliated issuer (Note 5) (identified cost $404,304,157)
Cash denominated in foreign currencies (identified cost $1,598,530)                                                    1,658,132
Income receivable                                                                                                      5,691,160
Receivable for investments sold                                                                                       11,318,351
Receivable for shares sold                                                                                                16,000
Receivable for foreign exchange contracts                                                                              1,124,482
 TOTAL ASSETS                                                                                                        432,380,888
LIABILITIES:
Payable for investments purchased                                                           $ 14,666,095
Payable for foreign exchange contracts                                                           358,976
Net payable for swap contracts                                                                    58,906
Accrued expenses                                                                                  91,849
 TOTAL LIABILITIES                                                                                                    15,175,826
Net assets for 18,905,212 shares outstanding                                                                       $ 417,205,062
NET ASSETS CONSIST OF:
Paid-in capital                                                                                                    $ 262,001,155
Net unrealized appreciation of investments, options, swap contracts and translation                                    9,076,490
of assets and liabilities in foreign currency
Accumulated net realized gain on investments, futures contracts, swap contracts and                                   47,574,732
foreign currency transactions
Undistributed net investment income                                                                                   98,552,685
 TOTAL NET ASSETS                                                                                                  $ 417,205,062
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE
$417,205,062 {divide} 18,905,212 shares outstanding                                                                       $22.07

See Notes which are an integral part of the Financial Statements

STATEMENT OF OPERATIONS


Year Ended November 30, 2007

INVESTMENT INCOME:
Dividends received from affiliated issuers (Note 5)                                                                $   1,826,544
Interest (net of foreign taxes withheld of $6,742)                                                                    27,039,055
 TOTAL INCOME                                                                                                         28,865,599
EXPENSES:
Administrative personnel and services fee (Note 5)                                            $  331,962
Custodian fees                                                                                   182,438
Transfer and dividend disbursing agent fees and expenses                                          14,950
Directors'/Trustees' fees                                                                          8,188
Auditing fees                                                                                     18,667
Legal fees                                                                                        11,979
Portfolio accounting fees                                                                         56,138
Insurance premiums                                                                                 6,475
Taxes                                                                                             25,100
Miscellaneous                                                                                      6,350
 TOTAL EXPENSES                                                                                  662,247
WAIVER AND REIMBURSEMENT (NOTE 5):
Waiver of administrative personnel and services fee                      $ (331,962 )
Reimbursement of other operating expenses                                   (99,768 )
 TOTAL WAIVER AND REIMBURSEMENT                                                                 (431,730 )
Net expenses                                                                                                             230,517
Net investment income                                                                                                 28,635,082
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS, SWAP CONTRACTS, OPTIONS AND FOREIGN CURRENCY
TRANSACTIONS:
Net realized gain on investments and foreign currency transactions                                                    14,040,588
Net realized loss on futures contracts                                                                                  (148,604 )
Net realized loss on swap contracts                                                                                     (432,840 )
Net change in unrealized appreciation of investments, options and                                                    (15,208,937 )
translation of assets and liabilities in foreign currency
Net change in unrealized depreciation on swap contracts                                                                   (6,878 )
Net realized and unrealized loss on investments, futures                                                              (1,756,671 )
contracts, swap contracts, options and translation of asets and liabilities in foreign currency
Change in net assets resulting from operations                                                                     $  26,878,411

See Notes which are an integral part of the Financial Statements

STATEMENT OF CHANGES IN NET ASSETS




YEAR ENDED NOVEMBER 30                                                                             2007                     2006
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income                                                                    $   28,635,082           $   25,555,253 1
Net realized gain on investments, futures contracts, swap contracts and foreign              13,459,144               13,124,822
currency transactions
Net change in unrealized appreciation/depreciation of investments, swap contracts,          (15,215,815 )              9,438,522 1
options and translation of assets and liabilities in foreign currency
 CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                              26,878,411               48,118,597
SHARE TRANSACTIONS:
Contributions                                                                               105,520,000              130,984,000
Withdrawals                                                                                (137,250,761 )           (107,566,000 )
 CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                                     (31,730,761 )             23,418,000
Change in net assets                                                                         (4,852,350 )             71,536,597
NET ASSETS:
Beginning of period                                                                         422,057,412              350,520,815
End of period (including undistributed net investment income of $98,552,685 and          $  417,205,062           $  422,057,412
$69,917,603, respectively)

1 Due to a misclassification previously reported, the Fund reclassified discount accretion/premium amortization on long-term debt securities for the year ended November 30, 2006, to allow proper comparison from year to year. Net assets were not affected by this reclassification.
See Notes which are an integral part of the Financial Statements

NOTES TO FINANCIAL STATEMENTS


November 30, 2007

1. ORGANIZATION
Emerging Markets Fixed Income Core Fund (the "Fund") is a non-diversified portfolio of Federated Core Trust II, L.P. (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "Act"). The Trust is a limited partnership that was established under the laws of the State of Delaware on November 13, 2000 and offered only to registered investment companies and other accredited investors. The Trust consists of two portfolios. The financial statements included herein are only those of the Fund. The Fund's primary investment objective is to achieve total return on its assets. Its secondary investment objective is to achieve a high level of income. The Fund pursues these objectives by investing primarily in emerging market fixed-income securities.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.


INVESTMENT VALUATION
In calculating its net asset value (NAV), the Fund generally values investments as follows:

   {circle}Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.

   {circle}Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Directors (the "Directors").

   {circle}Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

   {circle}Derivative contracts listed on exchanges are valued at their reported settlement or closing price.

   {circle}Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.

   {circle}Shares of other mutual funds are valued based upon their reported
      NAVs.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.


FAIR VALUATION AND SIGNIFICANT EVENTS PROCEDURE
The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

    {circle}With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

    {circle}With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in the U.S. fixed-income markets;

    {circle}Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

    {circle}Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.


The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.


REPURCHASE AGREEMENTS
It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.


INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS
Interest income and expenses are accrued daily. All net income and gain/loss (realized and unrealized) will be allocated daily based on their capital contributions to the Fund. The Fund does not currently intend to declare and pay distributions.


PREMIUM AND DISCOUNT AMORTIZATION
All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.


FEDERAL TAXES
As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each investor reports separately on its own federal income tax return its allocated portion of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund).

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.


SWAP CONTRACTS
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or "swapped" between parties are generally calculated with respect to a "notional amount" for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, foreign exchange and other swap agreements. The "buyer" in a credit default swap is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the "par value", of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in Net payable for swap contracts on the Statement of Assets and Liabilities, and periodic payments are reported as Net realized loss on swap contracts in the Statement of Operations. For the year ended November 30, 2007, the Fund had net realized losses on swap contracts of $432,840.

Swap contracts outstanding at period end are listed after the Fund's portfolio of investments.


FUTURES CONTRACTS
The Fund purchases and sells bond interest rate futures contracts to manage cashflows, enhance yield and to potentially reduce transaction costs. Upon entering into a bond interest rate futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended November 30, 2007, the Fund had net realized losses on futures contracts of $148,604.

At November 30, 2007, the Fund had no outstanding futures contracts.


FOREIGN EXCHANGE CONTRACTS
The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end are listed after the Fund's portfolio of investments.

FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.


RESTRICTED SECURITIES
Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Directors.


USE OF ESTIMATES
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.


OTHER
Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. CONTRIBUTIONS/WITHDRAWALS
Transactions in shares were as follows:

YEAR ENDED NOVEMBER 30                      2007               2006

Proceeds from contributions               4,912,171          6,720,393
Fair value of withdrawals                (6,401,315 )       (5,711,452 )
 TOTAL CHANGE RESULTING FROM
   CONTRIBUTIONS/WITHDRAWALS             (1,489,144 )        1,008,941

4. FEDERAL TAX INFORMATION

At November 30, 2007, the cost of investments for federal tax purposes was $404,454,369. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from changes in foreign currency exchange rates and swap contracts was $8,268,606. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $16,235,699 and net unrealized depreciation from investments for those securities having an excess of cost over value of $7,967,093.


The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for discount accretion/premium on debt securities.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER FEE
Federated Investment Counseling, is the Fund's investment adviser (the "Adviser"), subject to the oversight of the Directors. The Adviser provides investment adviser services at no fee. The Adviser may voluntarily choose to reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this reimbursement at any time at its sole discretion. For the year ended November 30, 2007, the Adviser voluntarily reimbursed $99,768 of other operating expenses.

ADMINISTRATIVE FEE
Federated Administrative Services, Inc. (FASI), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FASI is based on the average aggregate daily net assets of the Trust as specified below:

 ADMINISTRATIVE FEE     AVERAGE AGGREGATE DAILY NET ASSETS
                        OF THE TRUST
 0.150%                 on the first $5 billion
 0.125%                 on the next $5 billion
 0.100%                 on the next $10 billion
 0.075%                 on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio. FASI may voluntarily choose to waive any portion of its fee. FASI can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2007, FASI voluntarily waived its entire fee. For the year ended November 30, 2007, the net fee paid to FASI was $0.


GENERAL
Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.


TRANSACTIONS WITH AFFILIATED COMPANIES
Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. Transactions with the affiliated company during the year ended November 30, 2007, are as follows:

AFFILIATE                                   BALANCE OF SHARES   PURCHASES/       SALES/   BALANCE OF SHARES        VALUE    DIVIDEND
                                              HELD 11/30/2006    ADDITIONS   REDUCTIONS     HELD 11/30/2007                   INCOME
Prime Value Obligations Fund,                 -                284,232,881   238,533,297   45,699,584        $45,699,584  $1,826,544
Institutional Shares

6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2007, were as follows:

 Purchases    $ 237,680,774
 Sales        $ 249,190,648

7. CONCENTRATION OF RISK
Compared to diversified mutual funds, the Fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund's risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund's share price and performance. The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission
(SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of November 30, 2007, there were no outstanding loans. During the year ended November 30, 2007, the program was not utilized.

9. LEGAL PROCEEDINGS
Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.


10. RECENT ACCOUNTING PRONOUNCEMENTS
In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as a fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than May 31, 2008. Management has concluded that the adoption of FIN 48 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

REPORT OF INDEPENDENT AUDITORS


TO THE BOARD OF DIRECTORS OF FEDERATED CORE TRUST II, L.P. AND SHAREHOLDERS OF EMERGING MARKETS FIXED INCOME CORE FUND:
We have audited the accompanying statement of assets and liabilities of Emerging Markets Fixed Income Core Fund (the "Fund") (one of the portfolios constituting Federated Core Trust II, L.P.), including the portfolio of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Ours audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Fixed Income Core Fund, a portfolio of Federated Core Trust II, L.P., at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity U.S. generally accepted accounting principles.





Boston, Massachusetts

January 17, 2008

BOARD OF DIRECTORS AND TRUST OFFICERS


The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2007, the Trust comprised two portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Directors and is available, without charge and upon request, by calling 1-800-341-7400.


INTERESTED DIRECTORS BACKGROUND

NAME                PRINCIPAL OCCUPATION(S) FOR PAST FIVE YEARS,
BIRTH DATE          OTHER DIRECTORSHIPS HELD AND PREVIOUS POSITION(S)
ADDRESS
POSITIONS HELD
WITH TRUST
DATE SERVICE
BEGAN
JOHN F.             PRINCIPAL OCCUPATIONS: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated
DONAHUE*            Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.
Birth Date:
July 28, 1924       PREVIOUS POSITIONS: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and
DIRECTOR            Chairman and Director, Federated Investment Counseling.
Began serving:
November 2001

J. CHRISTOPHER      PRINCIPAL OCCUPATIONS: Principal Executive Officer and President of the Federated Fund Complex; Director or
DONAHUE*            Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director,
Birth Date:         Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated
April 11, 1949      Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated
PRESIDENT AND       Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of
DIRECTOR            Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Began serving:
November 2000       PREVIOUS POSITIONS: President, Federated Investment Counseling; President and Chief Executive Officer, Federated
                    Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries.

INDEPENDENT DIRECTORS BACKGROUND

NAME              PRINCIPAL OCCUPATION(S) FOR PAST FIVE YEARS,
BIRTH DATE        OTHER DIRECTORSHIPS HELD AND PREVIOUS POSITION(S)
ADDRESS
POSITIONS
HELD WITH
TRUST
DATE SERVICE
BEGAN
THOMAS G.         PRINCIPAL OCCUPATION: Director or Trustee of the Federated Fund Complex.
BIGLEY
Birth Date:       OTHER DIRECTORSHIPS HELD: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director,
February 3,       University of Pittsburgh.
1934
15 Old Timber     PREVIOUS POSITION: Senior Partner, Ernst & Young LLP.
Trail
Pittsburgh,
PA
DIRECTOR
Began
serving:
November 2001

JOHN T.           PRINCIPAL OCCUPATIONS: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment
CONROY, JR.       Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.
Birth Date:
June 23, 1937     PREVIOUS POSITIONS: President, Investment Properties Corporation; Senior Vice President, John R. Wood and
Investment        Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development
Properties        Corporation.
Corporation
3838 North
Tamiami Trail
Suite 402
Naples, FL
DIRECTOR
Began
serving:
November 2001

NICHOLAS P.       PRINCIPAL OCCUPATION: Director or Trustee of the Federated Fund Complex.
CONSTANTAKIS
Birth Date:       OTHER DIRECTORSHIPS HELD: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and
September 3,      energy services worldwide).
1939
175 Woodshire     PREVIOUS POSITION: Partner, Andersen Worldwide SC.
Drive
Pittsburgh,
PA
DIRECTOR
Began
serving:
November 2001

JOHN F.           PRINCIPAL OCCUPATION: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services
CUNNINGHAM        company).
Birth Date:
March 5, 1943     OTHER DIRECTORSHIPS HELD: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic
353 El Brillo     business consulting); Trustee Associate, Boston College.
Way
Palm Beach,       PREVIOUS POSITIONS: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of
FL                the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang
DIRECTOR          Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
Began
serving:
November 2001

PETER E.          PRINCIPAL OCCUPATION: Director or Trustee of the Federated Fund Complex.
MADDEN
Birth Date:       OTHER DIRECTORSHIPS HELD: Board of Overseers, Babson College.
March 16,
1942              PREVIOUS POSITIONS: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and
One Royal         Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and
Palm Way          Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock
100 Royal         Exchange.
Palm Way
Palm Beach,
FL
DIRECTOR
Began
serving:
November 2001

CHARLES F.        PRINCIPAL OCCUPATIONS: Director or Trustee of the Federated Fund Complex; Management Consultant.
MANSFIELD,
JR.               PREVIOUS POSITIONS: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst &
Birth Date:       Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC
April 10,         Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance,
1945              Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing,
80 South Road     communications and technology).
Westhampton
Beach, NY
DIRECTOR
Began
serving:
November 2001

JOHN E.           PRINCIPAL OCCUPATIONS: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated
MURRAY, JR.,      Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.
J.D., S.J.D.
Birth Date:       OTHER DIRECTORSHIPS HELD: Director, Michael Baker Corp. (engineering, construction, operations and technical
December 20,      services).
1932
Chancellor,       PREVIOUS POSITIONS: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of
Duquesne          Law; Dean and Professor of Law, Villanova University School of Law.
University
Pittsburgh,
PA
DIRECTOR
Began
serving:
November 2001

R. JAMES          PRINCIPAL OCCUPATIONS: Director or Trustee of the Federated Fund Complex; Former Secretary of the U.S. Dept. of
NICHOLSON*        Veteran Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
Birth Date:
February 4,       OTHER DIRECTORSHIPS HELD: Director, Horatio Alger Association.
1938
P.O. Box 6396     PREVIOUS POSITIONS: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General
McLean, VA        Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.; Chairman and
DIRECTOR          CEO, Renaissance Homes of Colorado.
Began
serving:
January 2008

THOMAS M.         PRINCIPAL OCCUPATIONS: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator
O'NEILL           Management Company, L.P. (investment and strategic consulting).
Birth Date:
June 14, 1951     OTHER DIRECTORSHIPS HELD: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics,
95 Standish       Harvard College.
Street
P.O. Box 2779     PREVIOUS POSITIONS: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet
Duxbury, MA       Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner,
DIRECTOR          Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit
Began             Analyst and Lending Officer, Fleet Bank.
serving:
October 2006

MARJORIE P.       PRINCIPAL OCCUPATIONS: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing
SMUTS             Consultant/Conference Coordinator.
Birth Date:
June 21, 1935     PREVIOUS POSITIONS: National Spokesperson, Aluminum Company of America; television producer; President, Marj
4905 Bayard       Palmer Assoc.; Owner, Scandia Bord.
Street
Pittsburgh,
PA
DIRECTOR
Began
serving:
November 2001

JOHN S. WALSH     PRINCIPAL OCCUPATIONS: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc.
Birth Date:       (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc.
November 28,      (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
1957              Products, Inc.
2604 William
Drive             PREVIOUS POSITION: Vice President, Walsh & Kelly, Inc.
Valparaiso,
IN
DIRECTOR
Began
serving:
November 2001

JAMES F. WILL     PRINCIPAL OCCUPATIONS: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President,
Birth Date:       Saint Vincent College.
October 12,
1938              OTHER DIRECTORSHIPS HELD: Trustee, Saint Vincent College; Alleghany Corporation.
721 E.
McMurray Road     PREVIOUS POSITIONS: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive
McMurray, PA      Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.
DIRECTOR
Began
serving:
November 2001


OFFICERS

NAME              PRINCIPAL OCCUPATION(S) FOR PAST FIVE YEARS AND PREVIOUS POSITION(S)
BIRTH DATE
POSITIONS
HELD WITH
TRUST
DATE BEGAN
SERVING
JOHN W.           PRINCIPAL OCCUPATIONS: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman,
MCGONIGLE         Executive Vice President, Secretary and Director, Federated Investors, Inc.
Birth Date:
October 26,       PREVIOUS POSITIONS: Trustee, Federated Investment Management Company and Federated Investment Counseling;
1938              Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
EXECUTIVE VIE
PRESIDENT
AND SECRETARY
Began
serving:
November 2000

RICHARD A.        PRINCIPAL OCCUPATIONS: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice
NOVAK             President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp.,
Birth Date:       Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
December 25,
1963              PREVIOUS POSITIONS: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services
TREASURER         Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur
Began             Andersen & Co.
serving:
January 2006

RICHARD B.        PRINCIPAL OCCUPATIONS: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice
FISHER            Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Birth Date:
May 17, 1923      PREVIOUS POSITIONS: President and Director or Trustee of some of the Funds in the Federated Fund Complex;
VICE CHAIRMAN     Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities
Began             Corp.
serving:
August 2002

BRIAN P.          PRINCIPAL OCCUPATIONS: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice
BOUDA             President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its
Birth Date:       subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar
February 28,      Association of Wisconsin.
1947
CHIEF
COMPLIANCE
OFFICER
AND SENIOR
VICE
PRESIDENT
Began
serving:
August 2004

ROBERT            PRINCIPAL OCCUPATIONS: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a
J. OSTROWSKI      Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also
Birth Date:       serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997.
April 26,         Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie
1963              Mellon University.
CHIEF
INVESTMENT
OFFICER
Began
serving:
May 2004

TODD A.           PRINCIPAL OCCUPATIONS: Todd A. Abraham is Vice President of the Trust. Mr. Abraham has been a Portfolio Manager
ABRAHAM           since 1995, a Vice President of the Fund's Adviser since 1997 and a Senior Vice President of the Fund's Adviser
Birth Date:       beginning 2007. Mr. Abraham joined Federated in 1993 as an Investment Analyst and served as Assistant Vice
February 10,      President of the Fund's Adviser from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage
1966              Co. from 1992-1993. Mr. Abraham is a Chartered Financial Analyst and received his M.B.A. in Finance from Loyola
VICE              College.
PRESIDENT
Began
serving:
May 2004

DAVID P.          PRINCIPAL OCCUPATIONS: David P. Gilmore is Vice President of the Trust. Mr. Gilmore joined Federated in
GILMORE           August 1997 as an Investment Analyst. He was promoted to Senior Investment Analyst in July 1999 and became a Vice
Birth Date:       President of the Fund's Adviser in July 2001. Mr. Gilmore was a Senior Associate with Coopers & Lybrand from
November 11,      January 1992 to May 1995. Mr. Gilmore is a Chartered Financial Analyst and attended the University of Virginia,
1970              where he earned his M.B.A., from September 1995 to May 1997. Mr. Gilmore has a B.S. from Liberty University.
VICE
PRESIDENT
Began
serving:
May 2004

IHAB SALIB        PRINCIPAL OCCUPATIONS: Ihab Salib is Vice President of the Trust. Mr. Salib joined Federated in April 1999 as a
Birth Date:       Senior Fixed-Income Trader/Assistant Vice President of the Fund's Adviser. In July 2000, he was named a Vice
December 14,      President of the Fund's Adviser and in January 2007 he was named a Senior Vice President of the Fund's Adviser. He
1964              has served as a Portfolio Manager since January 2002. From January 1994 through March 1999, Mr. Salib was employed
VICE              as a Senior Global Fixed-Income Analyst with UBS Brinson, Inc. Mr. Salib received his B.A. with a major in
PRESIDENT         Economics from Stony Brook University.
Began
serving:
May 2006

EVALUATION AND APPROVAL OF ADVISORY CONTRACT


EMERGING MARKETS FIXED INCOME CORE FUND (THE "FUND")
The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2007. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. The Fund is distinctive in that it is designed for the efficient management of a particular asset class and is made available for investment only to other Federated funds and a limited number of other accredited investors. In addition, the Adviser does not charge an investment advisory fee for its services although it or its affiliates may receive compensation for managing assets invested in the Fund.

The Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

As previously noted, the Adviser does not charge an investment advisory fee for its services; however, the Board did consider compensation and benefits received by the Adviser, including fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance, and comments on the reasons for performance; the Fund's investment objectives; the Fund's overall expense structure; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

Because the Adviser does not charge the Fund an investment advisory fee the Fund's Board does not consider fee comparisons to other mutual funds or other institutional or separate accounts to be relevant.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. Because the Adviser does not charge an investment advisory fee for its services, these reports generally cover fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive non-advisory fees and/or reimburse other expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. In particular, due to the unusual nature of the Fund as primarily an internal product with no advisory fee, the Board does not consider the assessment of whether economies of scale would be realized if the Fund were to grow to some sufficient size to be relevant. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES


A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from the Edgar database on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE


The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Cusip 31409R102

28172 (1/08)






ITEM 2.     CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.


ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an "audit committee financial expert," and is
"independent," for purposes of this Item:   Thomas G. Bigley, Nicholas P.
Constantakis and Charles F. Mansfield, Jr.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $40,400

                  Fiscal year ended 2006 - $49,895



(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $0

                  Fiscal year ended 2006 - $0



            Fiscal year ended 2005 - Transfer agent testing.

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $940 and $0, respectively. Fiscal year ended 2007 - Discussions related to accounting for swap contracts.



(c) Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $0

                  Fiscal year ended 2006 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.





(d) All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $0

                  Fiscal year ended 2006 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.



(e)(1)      Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

            Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.



AUDIT SERVICES

      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.



AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.



TAX SERVICES

      The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.



ALL OTHER SERVICES

      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:



      (1) The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;
      (2) Such services were not recognized by the registrant, the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and
      (3) Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.


      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.



      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.



PRE-APPROVAL FEE LEVELS

      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.



PROCEDURES

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.





(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

            4(b)

                  Fiscal year ended 2007 - 0%

                  Fiscal year ended 2006 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.



            4(c)

                  Fiscal year ended 2007 - 0%

                  Fiscal year ended 2006 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.



            4(d)

                  Fiscal year ended 2007 - 0%

                  Fiscal year ended 2006 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.



(f)   NA


(g) Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

            Fiscal year ended 2007 - $15,857

            Fiscal year ended 2006 - $17,035



(h) The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS

            Not Applicable

ITEM 6.     SCHEDULE OF INVESTMENTS

            Not Applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

            Not Applicable

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

            Not Applicable

ITEM 11.    CONTROLS AND PROCEDURES

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS













SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

REGISTRANT  FEDERATED CORE TRUST II, L.P.

BY          /S/ RICHARD A. NOVAK
            RICHARD A. NOVAK
            PRINCIPAL FINANCIAL OFFICER

DATE        JANUARY 23, 2008


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE INVESTMENT COMPANY ACT OF 1940, THIS REPORT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE CAPACITIES AND ON THE DATES INDICATED.


BY          /S/ J. CHRISTOPHER DONAHUE
            J. CHRISTOPHER DONAHUE
            PRINCIPAL EXECUTIVE OFFICER

DATE       JANUARY 23, 2008


BY          /S/ RICHARD A. NOVAK
            RICHARD A. NOVAK
            PRINCIPAL FINANCIAL OFFICER

DATE   JANUARY 23, 2008